Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of I.T.D. Group Ltd. [Member]
$ in Thousands
Dec. 31, 2023 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net liabilities excluding cash acquired	$ (1,695)
Property, plant and equipment	161
Intangible assets	3,006
Deferred taxes	(692)
Other long-term liabilities	(313)
Liabilities in respect of business combinations	(443)
Non-controlling interests	(749)
Goodwill	4,619
Total assets acquired net of acquired cash	$ 3,894